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                                                                    Exhibit 32.2

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United
                                  States Code)

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Chart Industries, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

         (a) The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (b) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2003                               /s/ Michael F. Biehl
                                                     ---------------------------
                                                     Michael F. Biehl
                                                     Chief Financial Officer

The foregoing Certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Form 10-Q or as a separate disclosure document.

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